SEGALL BRYANT & HAMILL ALL CAP FUND Retail Class: SBRAX; Institutional Class: SBHAX
Summary Prospectus	May 1, 2022

Before you invest, you may want to review the Segall Bryant & Hamill All Cap Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at https://www.sbhfunds.com/literature/. You can also get this information at no cost by calling (800) 392-2673, or by contacting your financial intermediary. You may get this information at no cost by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund’s prospectus and statement of additional information, each dated May 1, 2022, along with the Fund’s most recent annual report dated December 31, 2021, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class		Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.65%		0.65%
Distribution (12b-1) Fees		None		None
Other Expenses		0.18%		0.22%
Shareholder service fee(1)	0.06%		0.09%
All other expenses	0.12%		0.13%
Total Annual Fund Operating Expenses		0.83%		0.87%
Fee Waivers and/or Expense Reimbursements		None		(0.03)%(2)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		0.83%(2)		0.84%(2)

(1)      The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. Refer to the “Shareholder Service Fee” section in the prospectus.

(2)      Segall Bryant & Hamill, LLC (“SBH” or the “Adviser”), the Fund’s investment adviser, has contractually agreed until at least April 30, 2023, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

SEGALL BRYANT & HAMILL ALL CAP FUND
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$85	$265	$460	$1,025
Institutional Class	$86	$275	$479	$1,070

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the portfolio turnover rate of the Fund was 30% of the average value of its portfolio.

Principal Investment Strategies of the Fund

•      Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of companies of any size, including small- and mid-capitalization companies. The Fund will primarily invest in common stock of companies traded on U.S. exchanges with market capitalization in excess of $1 billion. The Russell 3000® Index is the Fund’s benchmark which represents a broad-based U.S. equity index. The Russell Midcap® Index and the Russell 2000® Index are indices which include companies with market capitalizations within the mid-cap and small-cap universe. The Fund will, under normal circumstances, invest at least 35% of its net assets in common stock of companies with market capitalizations similar in size to companies within the Russell Midcap® Index and Russell 2000® Index.

•      The Adviser invests the Fund’s assets opportunistically based on market information and does not limit its investment analysis approach to value, growth, or core investment styles.

•      The Adviser believes that returns in excess of general market returns can be achieved by actively managing investment portfolios. The Fund invests in companies that the Adviser believes have superior growth potential and are trading at a discount to the Adviser’s estimate of the companies’ intrinsic value.

•      The Adviser’s investment process is driven by fundamental research utilizing a combination of external and proprietary research in its selection process. Through a combination of quantitative analysis (which may encompass techniques such as evaluation of financial data or statistical/mathematical modeling), fundamental analysis (which may include assessments of a company’s holdings or key characteristics, as well as broader economic factors) and experienced judgment, the Adviser seeks to identify companies that have historically generated, or are positioned to generate, superior returns on investments.

•      The team considers a company’s environmental, social, and corporate governance (ESG) practices within its investment processes. Specifically, the team evaluates the materiality of ESG exposures for companies in the strategy universe, benchmarks exposures against industry peers, and lastly integrates exposures into the team’s valuation process.

•      The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

•      Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

•      Market Capitalization Risk: To the extent a Fund invests in securities issued by small-, medium- or large capitalization companies, it will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, a Fund’s performance could be adversely impacted. The small- and medium-sized companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may pose additional risks, including liquidity risk,

SEGALL BRYANT & HAMILL ALL CAP FUND

because these companies tend to have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small- and medium-sized stocks may be more volatile than those of larger companies. Small- and medium-sized companies may be more thinly-traded than larger, more established companies.

•      Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

•      Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

•      Sector Focus Risk: The Fund may, for finite periods and from time to time, make significant investments in a particular sector which may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are focused, the Fund may perform poorly during that period.

•      ESG Risk: The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

•      COVID-19 Risks: The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Bar Chart and Performance Tables

The Fund acquired the assets of the Segall Bryant & Hamill All Cap Fund, a series portfolio of Investment Managers Series Trust, on December 9, 2019 (the “Predecessor Fund”). The Predecessor Fund was also advised by Segall Bryant & Hamill, LLC. Performance results shown for the Institutional Class in the bar chart and the performance table below for periods prior to the reorganization reflect the performance of the Predecessor Fund. Institutional Class shares’ returns of the Fund will be different from the Predecessor Fund as they have different expenses. The Fund’s past performance (including the Predecessor Fund’s past performance), before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, and since inception for the Fund (including performance of the Predecessor Fund, as described above), compared with those of an unmanaged index of securities.

Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

SEGALL BRYANT & HAMILL ALL CAP FUND

Institutional Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 6/30/2020 24.00%	Lowest Quarterly Return: 3/31/2020 (17.65)%

Average Annual Total Returns (for the Periods Ended December 31, 2021)

After-tax returns for the Institutional Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Institutional Class, after-tax returns for the Retail Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill All Cap Fund	1 Year	5 Years	Since Inception	Inception Date
Institutional Class
Return Before Taxes	29.55%	19.07%	14.22%	7/31/13
Return After Taxes on Distributions	25.95%	18.05%	13.48%	7/31/13
Return After Taxes on Distributions and Sale of Fund Shares	19.32%	15.33%	11.64%	7/31/13
Retail Class
Return Before Taxes	29.57%	18.95%	14.08%	12/9/19*
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.66%	17.97%	14.96%

*    Retail Class started on December 9, 2019. The five-year performance figures for Retail Class include the performance for Institutional Class for the periods prior to the start date of Retail Class, adjusted for the difference in Retail Class and Institutional Class expenses. Retail Class imposes higher expenses than Institutional Class.

SEGALL BRYANT & HAMILL ALL CAP FUND

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Ralph M. Segall, CFA, CIC Chief Investment Officer – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013*
Suresh Rajagopal, CFA Director All/Mid Cap Strategies – Segall Bryant & Hamill, LLC Portfolio Manager of the Fund	July 31, 2013*

*    Since inception of the Predecessor Fund.

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The Board of Trustees reserves the right to modify the extent to which future sales of shares are limited, including closing the Fund to any subsequent purchases by any investor. The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392-2673, by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually).

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.